UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2009

Annual Report to Shareholders

DWS Global Bond Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Portfolio Summary

16 Investment Portfolio

23 Financial Statements

27 Financial Highlights

31 Notes to Financial Statements

42 Report of Independent Registered Public Accounting Firm

43 Tax Information

44 Investment Management Agreement Approval

49 Summary of Management Fee Evaluation by Independent Fee Consultant

54 Board Members and Officers

58 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investments in securities of foreign issuers, including issuers of emerging markets, present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets, especially emerging markets, generally exhibit greater price volatility and are less liquid than the US market. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. Moreover, this fund is "nondiversified" and can take larger positions in fewer issuers, increasing its overall risk potential. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2009

Average Annual Total Returns as of 10/31/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	17.47%	7.53%	5.61%	5.99%
Class B	16.56%	6.69%	4.78%	5.15%
Class C	16.60%	6.71%	4.77%	5.16%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	12.18%	5.89%	4.64%	5.51%
Class B (max 4.00% CDSC)	13.56%	6.10%	4.61%	5.15%
Class C (max 1.00% CDSC)	16.60%	6.71%	4.77%	5.16%
No Sales Charges
Class S	17.90%	7.81%	5.91%	6.27%
Barclays Capital Global Aggregate Bond Index+	18.41%	7.91%	5.70%	6.48%
Citigroup World Government Bond Index++	16.26%	9.10%	6.05%	6.71%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2009 are 1.22%, 2.03%, 1.94% and 0.96% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Global Bond Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Bond Fund — Class A [] Barclays Capital Global Aggregate Bond Index+ [] Citigroup World Government Bond Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

+ Barclays Capital Global Aggregate Bond Index is an unmanaged, broad-based, global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index. On March 1, 2009, the Barclays Capital Global Aggregate Bond Index replaced the Citigroup World Government Bond Index as the fund's benchmark index because the Advisor believes that it more accurately reflects the fund's investment strategy.

++ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 10/31/09	$ 10.55	$ 10.56	$ 10.55	$ 10.55
10/31/08	$ 9.72	$ 9.72	$ 9.72	$ 9.71
Distribution Information: Twelve Months as of 10/31/09: Income Dividends	$ .30	$ .23	$ .23	$ .33
Capital Gain Distributions	$ .48	$ .48	$ .48	$ .48
October Income Dividend	$ .0254	$ .0182	$ .0189	$ .0280
SEC 30-day Yield as of 10/31/09+++	2.70%	2.16%	2.11%	3.09%
Current Annualized Distribution Rate as of 10/31/09+++	2.89%	2.07%	2.15%	3.18%

+++ The SEC yield is net investment income per share earned over the month ended October 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Lipper Rankings — Global Income Funds Category as of 10/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	96	of	131	73
3-Year	24	of	96	25
5-Year	24	of	81	30
Class B 1-Year	99	of	131	75
3-Year	45	of	96	47
5-Year	53	of	81	65
Class C 1-Year	98	of	131	75
3-Year	44	of	96	46
5-Year	55	of	81	68
Class S 1-Year	93	of	131	71
3-Year	20	of	96	21
5-Year	12	of	81	15
10-Year	23	of	53	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2009 to October 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,133.40	$ 1,130.10	$ 1,129.30	$ 1,136.20
Expenses Paid per $1,000*	$ 6.35	$ 10.63	$ 10.41	$ 4.68
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,019.26	$ 1,015.22	$ 1,015.43	$ 1,020.82
Expenses Paid per $1,000*	$ 6.01	$ 10.06	$ 9.86	$ 4.43

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Global Bond Fund	1.18%	1.98%	1.94%	.87%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Global Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Global Bond Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Kenneth R. Bowling, CFA Managing Director	John Brennan Portfolio and Sector Manager
Jamie Guenther, CFA Managing Director	Bruce Harley, CFA, CEBS Portfolio and Sector Manager
J. Richard Robben, CFA Portfolio Manager	J. Kevin Horsley, CFA, CPA Portfolio Manager
David Vignolo, CFA Portfolio and Sector Manager	Stephen Willer, CFA Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The global fixed-income markets delivered a strong return of 18.41% during the past 12 months, based on the performance of the fund's benchmark, the Barclays Capital Global Aggregate Bond Index.1 The fund's Class A shares returned 17.47%, while the average return of the funds in the Lipper peer group, Global Income Funds, returned 21.19%.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

The past year brought two distinct periods for the bond market, with the inflection point coming in early March. During the first phase — October 2008 through February 2009 — a severe economic slowdown led to heightened investor risk aversion, a sharp contraction of liquidity, and a flight out of higher-risk assets and into government bonds. The result was outperformance for developed-market government issues and severe underperformance for virtually all other asset classes, including corporate bonds, the high-yield market and emerging-markets debt.

The downturn in higher-risk assets reached its lowest point in the second week of March 2009, at which point market prices were discounting a strong possibility that the world economy would slip into a depression. This extreme pessimism set the stage for a rally once the massive stimulus efforts by the world's governments caused market participants to grow more positive on the economic outlook. Rising optimism sparked a flight from low-yielding investments to higher-yielding alternatives, causing the asset classes that had underperformed in late winter to surge back into positive territory. At the same time, developed-market government issues remained relatively stable amid the environment of tame inflation and low interest rates. The net result was an excellent 12-month period for investors who held a broad-based, diversified exposure to the global fixed-income markets.

Positive Contributors to Fund Performance

The largest positive impact came from our decision to adopt a more aggressive posture near the market lows of late winter. During this time, we increased the fund's weighting in emerging-markets debt and high-yield bonds and reduced its positions in developed-market sovereign debt. This move proved well timed, as it enabled us to benefit from the revival of investor risk appetites in the second half of the period.

Our positioning in currencies also made a significant positive contribution to performance. The fund held an underweight position in the US dollar in favor of overweight positions in developed-market overseas currencies, most notably the euro and the British pound.3 This positioning worked well given that the dollar lost substantial ground and the euro closed near its highest level of the past year. The dollar has been hurt by two key factors. First, the various government programs aimed at boosting the economy have led to rapidly rising deficits and a growing concern that the United States is "printing money" at an alarming rate. Second, the dollar typically underperforms at the times when investors have a high appetite for risk, which was the case in the final eight months of the annual period. We remain underweight in the US dollar (USD) versus the euro, as we believe the continued talk of the USD losing its reserve currency status, along with comments from China and Brazil about conducting trade in local currencies rather than the USD, represent factors that are chipping away at the longer-term strength of the dollar.

The fund's positioning within the developed overseas bond markets also proved helpful to performance. Our emphasis here was on the "peripheral" markets within Europe — for example, Ireland, Greece and Italy — rather than the core continental markets such as Germany. At the depth of the market's downturn, these and other smaller markets in Europe were pressured by concerns that the European Union would not be able to hold together. Believing these fears were overdone, we took advantage of market turmoil to establish a position in Italy and add to existing positions in Ireland and Greece at elevated yields. These markets have since traded back to more rational valuation levels, boosting the fund's performance.

In the emerging-markets portion of the portfolio, the majority of our outperformance came from positions in Latin America. Venezuela and Argentina, in particular, delivered standout returns. Also aiding our performance were holdings in emerging-markets corporate debt. Here, we focus on companies that have strong credit profiles but whose bonds provide a yield premium over their developed-market counterparts due to perceptions of country risk. A prime example is Corporacion Nacional Del Cobre — Codelco, the Chilean copper processor whose bonds we were able to purchase at an elevated yield near 6% during the market downturn.

A further boost to the fund's return came from holding Treasury Inflation- Protected Securities, or "TIPS," during the middle portion of the fund's fiscal year. The magnitude of the US government's stimulus programs gave rise to fears about the potential for higher inflation, which provided robust support for the TIPS market. We closed out the position with a gain, a well-timed move given that the economic data released throughout the year showed that inflation, in fact, remained tame. We hold no position in TIPS for the time being, reflecting our belief that inflation is unlikely to pick up as long as the unemployment rate remains at such a high level.

Negative Contributors to Fund Performance

At a time of positive absolute performance for both the fund and the broader bond market, few elements of our positioning stood out as being significant detractors. One aspect of our strategy that did weigh on returns was our approach to the fund's duration, or interest rate sensitivity.4 We held a short duration — in other words, a below-market interest rate sensitivity — for too long during the autumn rally in 2008 in government bonds. We eventually brought the fund's duration to neutral, but we did not execute this move quickly enough to take full advantage of the upward move in government issues.

The fund also lost ground due to our overweight positioning in Canada. This overweight was based on our view that the Canadian economy was tracking about six months behind the United States, meaning that inflation fears would begin to push US yields higher before they would do the same to yields in Canada (rising yields means falling prices, and vice versa). The concerns about US inflation in fact never materialized, and the US bond market outperformed Canada — resulting in underperformance in this segment of the fund. We now hold a neutral position in Canada, reflecting our wait-and-see approach regarding the country's economy.

Outlook and Positioning

We are comfortable with the fund's positioning at this juncture, as we are confident that our balanced, diversified approach is appropriate for a market that offers an abundance of both risks and opportunities. While the global bond markets have performed well during the past year, meaning that attractive values are harder to come by, pockets of opportunity remain available for patient investors. For example, we are holding a positive outlook with regard to developed-market government bonds, which we believe could be beneficial due to the combination of low inflation and slow growth. Higher-risk assets may face a more difficult road in the short term, but we are willing to maintain our positions and collect yield in these areas as we await more clarity regarding the outlook for 2010.

Overall, we believe our ability to invest across the full range of the global fixed-income asset class allows us to take advantage of an extensive opportunity set. This has held the fund in good stead throughout the past year, and we believe our broad-based approach can continue to add value as we gradually move into an environment likely to be characterized by improving growth and higher interest rates.

1 The Barclays Capital Global Aggregate Bond Index is an unmanaged, broad-based global investment-grade fixed-income measure comprised of three component indices: the US Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Global Income Funds category — funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one which may be the United States. It is not possible to invest directly into a Lipper category.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

4 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Portfolio Summary

Geographical Exposure (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/09	10/31/08

US	33%	17%
Japan	14%	27%
Netherlands	7%	8%
Germany	6%	16%
France	6%	5%
United Kingdom	5%	5%
Italy	4%	6%
Canada	4%	2%
Ireland	3%	—
Peru	2%	—
Austria	2%	2%
Argentina	2%	—
Belgium	—	3%
Other	12%	9%
	100%	100%
Asset Allocation (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/09	10/31/08

Sovereign Bonds	56%	74%
Financials	16%	9%
Mortgage-Backed Securities Pass-Throughs	12%	—
Commercial Mortgage-Backed Securities	3%	1%
Energy	2%	—
Consumer Discretionary	2%	—
Telecommunication Services	2%	—
Consumer Staples	2%	—
Industrials	1%	—
Materials	1%	—
Health Care	1%	—
Asset-Backed	1%	—
US Treasury Obligations	1%	14%
US Government Sponsored Agencies	—	2%
	100%	100%

Geographical exposure and asset allocation are subject to change.

Currency Exposure* (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/09	10/31/08

United States Dollar	40%	61%
Euro	33%	16%
Japanese Yen	18%	17%
British Pound	5%	2%
Canadian Dollar	2%	—
Australian Dollar	1%	1%
Swedish Krona	1%	—
Norwegian Krone	—	1%
Other	—	2%
	100%	100%
Effective Maturity (Excludes Cash Equivalents)	10/31/09	10/31/08

Under 3 years	23%	19%
3-4.99 years	12%	20%
5-9.99 years	48%	35%
10 years or greater	17%	26%
	100%	100%

* Currency exposure after taking into account the effects of forward contracts.

Currency exposure and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio as of October 31, 2009

		Principal Amount ($) (a)	Value ($)

Bonds 90.4%
Argentina 1.4%
Republic of Argentina, 8.28%, 12/31/2033 (Cost $2,150,632)		3,383,572	2,385,418
Australia 0.6%
Commonwealth Bank of Australia, 144A, 5.0%, 10/15/2019		375,000	376,682
St. George Bank Ltd., 6.5%, 6/24/2013	EUR	450,000	736,046
(Cost $1,070,604)			1,112,728
Austria 1.5%
Republic of Austria, 144A, 4.0%, 9/15/2016 (Cost $2,264,822)	EUR	1,740,000	2,700,767
Canada 3.8%
Cenovus Energy, Inc.:
144A, 5.7%, 10/15/2019		198,000	205,731
144A, 6.75%, 11/15/2039		340,000	371,456
Government of Canada:
4.25%, 6/1/2018	CAD	3,500,000	3,468,786
5.0%, 6/1/2014	CAD	1,990,000	2,032,373
Series WL43, 5.75%, 6/1/2029	CAD	590,000	671,130
(Cost $6,074,539)			6,749,476
Chile 0.8%
Corporacion Nacional del Cobre — Codelco, REG S, 7.5%, 1/15/2019 (Cost $1,283,846)		1,150,000	1,366,132
El Salvador 0.0%
Republic of El Salvador, REG S, 8.25%, 4/10/2032 (Cost $21,032)		20,000	20,400
France 5.2%
Government of France:
3.5%, 4/25/2015	EUR	2,500,000	3,827,470
4.25%, 10/25/2023	EUR	3,480,000	5,305,150
(Cost $8,256,161)			9,132,620
Germany 5.2%
Federal Republic of Germany, Series 152, 3.5%, 4/12/2013	EUR	2,000,000	3,090,173
Kreditanstalt fuer Wiederaufbau, 0.75%, 3/22/2011	JPY	546,000,000	6,078,563
(Cost $7,912,398)			9,168,736
Greece 1.0%
Republic of Greece:
4.3%, 7/20/2017	EUR	715,000	1,064,605
4.5%, 9/20/2037	EUR	485,000	620,742
(Cost $1,706,524)			1,685,347
Indonesia 1.3%
Republic of Indonesia:
REG S, 6.625%, 2/17/2037		1,380,000	1,325,914
REG S, 6.875%, 1/17/2018		700,000	743,750
REG S, 8.5%, 10/12/2035		130,000	154,050
(Cost $2,137,289)			2,223,714
Ireland 2.7%
Republic of Ireland, 5.9%, 10/18/2019 (Cost $4,472,149)	EUR	3,000,000	4,822,497
Italy 3.9%
Buoni Poliennali Del Tesoro:
4.0%, 4/15/2012	EUR	1,160,000	1,793,649
4.0%, 2/1/2017	EUR	1,100,000	1,690,011
5.25%, 8/1/2017	EUR	1,060,000	1,750,841
6.0%, 5/1/2031	EUR	450,000	764,341
6.5%, 11/1/2027	EUR	460,000	823,061
(Cost $6,180,687)			6,821,903
Japan 13.0%
Government of Japan:
Series 256, 1.4%, 12/20/2013	JPY	642,000,000	7,372,405
Series 297, 1.4%, 12/20/2018	JPY	1,030,000,000	11,563,428
Series 64, 1.9%, 9/20/2023	JPY	55,000,000	619,816
Series 73, 2.0%, 12/20/2024	JPY	83,000,000	936,326
Series 74, 2.1%, 12/20/2024	JPY	202,000,000	2,308,188
(Cost $19,886,257)			22,800,163
Kazakhstan 0.7%
KazMunaiGaz Finance Sub BV:
Series 1, REG S, 8.375%, 7/2/2013		170,000	179,775
144A, 11.75%, 1/23/2015		900,000	1,075,500
(Cost $1,222,412)			1,255,275
Lithuania 0.5%
Republic of Lithuania, REG S, 6.75%, 1/15/2015 (Cost $797,952)		800,000	799,360
Luxembourg 1.0%
European Investment Bank, 4.875%, 9/7/2016	GBP	750,000	1,323,732
Holcim US Finance Sarl & Cie SCS, 144A, 6.0%, 12/30/2019		430,000	443,417
(Cost $1,868,755)			1,767,149
Netherlands 7.0%
Government of Netherlands:
4.5%, 7/15/2017	EUR	3,570,000	5,703,781
5.0%, 7/15/2011	EUR	3,670,000	5,738,302
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		350,000	365,561
PACCAR Financial Europe BV, 5.125%, 5/19/2011	EUR	250,000	372,551
(Cost $11,473,065)			12,180,195
Norway 0.3%
DnB NOR Bank ASA, 4.75%, 3/28/2011 (Cost $506,752)	EUR	400,000	609,694
Panama 0.1%
Republic of Panama, 6.7%, 1/26/2036 (Cost $113,100)		120,000	126,000
Peru 1.6%
Republic of Peru:
6.55%, 3/14/2037		1,930,000	2,007,200
7.35%, 7/21/2025		770,000	883,575
(Cost $2,697,112)			2,890,775
Poland 0.2%
Republic of Poland, 6.375%, 7/15/2019 (Cost $239,491)		240,000	264,278
Portugal 0.4%
Portugal Obrigacoes do Tesouro, 4.35%, 10/16/2017 (Cost $642,971)	EUR	440,000	687,051
South Africa 0.1%
Republic of South Africa, 6.875%, 5/27/2019 (Cost $205,000)		200,000	223,250
Spain 0.6%
Santander International Debt SA, 5.625%, 2/14/2012	EUR	450,000	708,749
Telefonica Emisiones SAU, 5.877%, 7/15/2019		370,000	399,922
(Cost $1,070,915)			1,108,671
Sweden 0.5%
Government of Sweden, Series 1046, 5.5%, 10/8/2012 (Cost $1,002,429)	SEK	6,000,000	930,373
Ukraine 0.7%
Government of Ukraine:
REG S, 6.58%, 11/21/2016		1,000,000	735,100
REG S, 6.75%, 11/14/2017		590,000	432,234
(Cost $1,363,266)			1,167,334
United Kingdom 4.6%
Aviva PLC, 5.7%, 9/29/2049	EUR	450,000	592,708
Barclays Bank PLC:
Series 169, 4.25%, 10/27/2011	EUR	150,000	231,545
Series 1, 5.0%, 9/22/2016		290,000	296,372
5.2%, 7/10/2014		335,000	357,218
Lloyds TSB Bank PLC, Series 2, 3.75%, 11/17/2011	EUR	400,000	610,145
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014		860,000	875,276
United Kingdom Treasury Bonds:
4.75%, 12/7/2038	GBP	1,000,000	1,809,559
5.0%, 3/7/2025	GBP	1,765,000	3,209,109
(Cost $7,928,425)			7,981,932
United States 30.3%
Allied Waste North America, Inc., 6.875%, 6/1/2017		1,350,000	1,431,000
American Express Co., 7.0%, 3/19/2018		1,099,000	1,214,630
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019		600,000	699,188
BA Credit Card Trust, Series 03A5, 4.15%, 4/19/2010	EUR	900,000	1,333,022
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2006-6, 5.356%, 10/10/2045		150,000	132,828
"A4", Series 2007-2, 5.867%**, 4/10/2049		1,000,000	881,440
"A4", Series 2007-4, 5.935%**, 2/10/2051		950,000	882,995
Bank of America Corp., 5.75%, 12/1/2017		950,000	965,968
BB&T Corp., 6.85%, 4/30/2019		415,000	466,773
CenturyTel, Inc.:
Series Q, 6.15%, 9/15/2019		250,000	251,041
Series P, 7.6%, 9/15/2039		263,000	257,321
Citigroup, Inc.:
6.125%, 5/15/2018		1,000,000	1,012,051
8.125%, 7/15/2039		710,000	826,200
CVS Caremark Corp., 6.125%, 9/15/2039		800,000	808,161
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		1,410,000	1,684,459
Devon Energy Corp., 6.3%, 1/15/2019		800,000	885,806
DirecTV Holdings LLC:
144A, 4.75%, 10/1/2014		1,000,000	1,020,173
144A, 5.875%, 10/1/2019		375,000	385,552
Dow Chemical Co., 5.9%, 2/15/2015		800,000	827,598
DTE Energy Co., 7.625%, 5/15/2014		167,000	184,295
Express Scripts, Inc.:
6.25%, 6/15/2014		425,000	466,966
7.25%, 6/15/2019		130,000	150,807
Federal National Mortgage Association:
4.5%, with various maturities from 3/1/2023 until 4/1/2023		3,750,449	3,911,360
5.0%, 3/1/2039		1,864,182	1,934,963
5.5%, 3/1/2039		8,896,530	9,388,618
6.0%, 5/1/2037		3,804,940	4,035,820
FirstEnergy Solutions Corp., 144A, 6.8%, 8/15/2039		189,000	196,246
Ford Motor Credit Co., LLC, 5.7%, 1/15/2010		1,000,000	1,000,469
Frontier Communications Corp., 8.125%, 10/1/2018		1,000,000	1,003,750
General Electric Capital Corp.:
5.625%, 5/1/2018		974,000	1,002,441
6.0%, 8/7/2019		400,000	420,436
Government National Mortgage Association, 7.0%, with various maturities from 1/15/2029 until 2/15/2029		100,322	109,595
Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG9, 5.444%, 3/10/2039		1,295,000	1,155,583
HCA, Inc., 144A, 8.5%, 4/15/2019		470,000	498,200
JPMorgan Chase & Co., 6.3%, 4/23/2019		790,000	867,031
Kinder Morgan Energy Partners LP, 5.625%, 2/15/2015		228,000	244,642
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		2,000,000	1,716,980
MBNA Credit Card Master Note Trust, "A", Series 2002-A2, 5.6%, 7/17/2014	EUR	600,000	909,146
Merck & Co., Inc.:
5.0%, 6/30/2019		533,000	567,260
5.85%, 6/30/2039		123,000	133,832
Morgan Stanley, 7.3%, 5/13/2019		520,000	582,606
Prudential Financial, Inc., 7.375%, 6/15/2019		130,000	145,246
Qwest Communications International, Inc., 144A, 8.0%, 10/1/2015		750,000	744,375
Rite Aid Corp., 9.5%, 6/15/2017		1,000,000	815,000
Simon Property Group LP, (REIT), 6.75%, 5/15/2014		250,000	269,002
SLM Student Loan Trust, "A5", Series 2002-7X, 1.043%**, 9/15/2021	EUR	531,895	739,712
The Goldman Sachs Group, Inc., 6.0%, 5/1/2014		420,000	461,733
Time Warner Cable, Inc., 8.75%, 2/14/2019		500,000	616,703
Toll Brothers Finance Corp., 8.91%, 10/15/2017		400,000	454,969
US Treasury Bill, 0.19%*, 3/18/2010 (b)		798,000	797,683
Waste Management, Inc., 6.375%, 3/11/2015		700,000	779,130
Yum! Brands, Inc., 6.875%, 11/15/2037		830,000	905,192
(Cost $50,003,152)			53,175,997
Uruguay 0.9%
Republic of Uruguay, 6.875%, 9/28/2025 (Cost $1,526,250)		1,500,000	1,552,500
Venezuela 0.5%
Republic of Venezuela, REG S, 7.75%, 10/13/2019 (Cost $865,905)		1,250,000	821,875
Total Bonds (Cost $146,943,892)			158,531,610

Sovereign Loans 0.5%
Russia
Gazprom:
REG S, 6.51%, 3/7/2022		530,000	480,498
144A, 8.125%, 7/31/2014		265,000	279,919
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018		100,000	106,625
Total Sovereign Loans (Cost $883,870)			867,042
	Shares	Value ($)

Cash Equivalents 7.5%
Central Cash Management Fund, 0.19% (c) (Cost $13,139,187)	13,139,187	13,139,187
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $160,966,949)+	98.4	172,537,839
Other Assets and Liabilities, Net	1.6	2,867,517
Net Assets	100.0	175,405,356

* Annualized yield at time of purchase; not a coupon rate.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2009.

+ The cost for federal income tax purposes was $161,571,814. At October 31, 2009, net unrealized appreciation for all securities based on tax cost was $10,966,025. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,105,142 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,139,117.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) At October 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	12/21/2009	174	20,670,588	20,638,031	(32,557)
Australian Dollar Currency	12/14/2009	10	905,030	896,900	(8,130)
Federal Republic of Germany Euro-Bund*	12/8/2009	30	5,387,849	5,381,827	(6,022)
Total unrealized depreciation					(46,709)

* Denominated in EUR.

At October 31, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
2 Year US Treasury Note	12/31/2009	130	28,225,964	28,289,219	(63,255)
British Pound Currency	12/14/2009	34	3,485,746	3,493,925	(8,179)
United Kingdom Long Gilt Bond**	12/29/2009	15	2,961,852	2,918,305	43,547
Total net unrealized depreciation					(27,887)

** Denominated in GBP.

At October 31, 2009, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	2,445,525	GBP	1,500,000	2/12/2010	14,989	Citigroup, Inc.
CAD	2,500,000	USD	2,432,025	2/12/2010	121,545	Citigroup, Inc.
Total unrealized appreciation					136,534
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	458,554	PLN	1,300,000	2/12/2010	(12,430)	Citigroup, Inc.
USD	1,084,920	AUD	1,200,000	2/12/2010	(16,128)	Citigroup, Inc.
USD	10,123,704	EUR	6,800,000	2/12/2010	(120,544)	Citigroup, Inc.
USD	1,507,050	JPY	135,000,000	2/12/2010	(6,269)	Citigroup, Inc.
PLN	16,840	EUR	3,987	2/12/2010	(115)	Citigroup, Inc.
Total unrealized depreciation					(155,486)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar EUR Euro GBP British Pound JPY Japanese Yen PLN Polish Zloty SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (d)
Bonds	$ —	$ 155,608,653	$ 2,125,274	$ 157,733,927
Sovereign Loans	—	867,042	—	867,042
Short-Term Investments (d)	13,139,187	797,683	—	13,936,870
Derivatives (e)	—	136,534	—	136,534
Total	$ 13,139,187	$ 157,409,912	$ 2,125,274	$ 172,674,373
Liabilities
Derivatives (e)	$ (74,596)	$ (155,486)	$ —	$ (230,082)
Total	$ (74,596)	$ (155,486)	$ —	$ (230,082)

(d) See Investment Portfolio for additional detailed categorizations.

(e) Includes unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at October 31, 2009:

Level 3 Reconciliation	Bonds	Collateralized Mortgage Obligations	Total
Balance as of October 31, 2008	$ 1,047,825	$ 1,008,000	$ 2,055,825
Realized gain (loss)	(12,291)	(389,495)	(401,786)
Change in unrealized appreciation (depreciation)	1,073,032	63,000	1,136,032
Amortization premium/discount	4,488	—	4,488
Net purchases (sales)	12,220	(681,505)	(669,285)
Net transfers in (out) of Level 3	—	—	—
Balance as of October 31, 2009	$ 2,125,274	$ —	$ 2,125,274
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2009	$ 692,522	$ —	$ 692,522

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2009
Assets
Investments: Investments in securities, at value (cost $147,827,762)	$ 159,398,652
Investment in Central Cash Management Fund (cost $13,139,187)	13,139,187
Total investments, at value (cost $160,966,949)	172,537,839
Foreign currency, at value (cost $832,742)	828,446
Interest receivable	1,709,059
Receivable for Fund shares sold	597,000
Receivable for variation margin on open futures contracts	127,863
Net receivable on closed forward foreign currency exchange contracts	54,973
Unrealized appreciation on forward foreign currency exchange contracts	136,534
Foreign taxes recoverable	5,228
Other assets	24,307
Total assets	176,021,249
Liabilities
Payable for Fund shares redeemed	165,128
Unrealized depreciation on forward foreign currency exchange contracts	155,486
Accrued management fee	62,973
Other accrued expenses and payables	232,306
Total liabilities	615,893
Net assets, at value	$ 175,405,356
Net Assets Consist of:
Undistributed net investment income	2,437,774
Net unrealized appreciation (depreciation) on: Investments	11,570,890
Futures	(74,596)
Foreign currency	(3,624)
Accumulated net realized gain (loss)	(492,746)
Paid-in capital	161,967,658
Net assets, at value	$ 175,405,356

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share(a) ($38,187,315 ÷ 3,619,597 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.55
Maximum offering price per share (100 ÷ 95.50 of $10.55)	$ 11.05

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,298,914 ÷ 217,802 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 10.56

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,754,003 ÷ 640,135 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 10.55
Class S Net Asset Value, offering and redemption price(a) per share ($128,165,124 ÷ 12,153,685 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 10.55

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations as of October 31, 2009
Investment Income
Income: Interest (net of foreign taxes withheld of $5,693)	$ 6,039,877
Income distributions — affiliated cash management vehicles	65,204
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	44,613
Total Income	6,149,694
Expenses: Management fee	699,624
Administration fee	164,429
Distribution and service fees	166,903
Services to shareholders	309,084
Custodian fee	43,130
Directors' fees and expenses	6,131
Reports to shareholders	64,067
Audit and tax fees	88,926
Legal fees	31,893
Registration fees	56,205
Other	54,458
Total expenses before expense reductions	1,684,850
Expense reductions	(1,181)
Total expenses after expense reductions	1,683,669
Net investment income	4,466,025
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,354,007
Futures	(51,157)
Foreign currency	(1,320,926)
2,981,924
Change in net unrealized appreciation (depreciation) on: Investments	19,704,255
Futures	(74,596)
Foreign currency	(1,891,423)
17,738,236
Net gain (loss)	20,720,160
Net increase (decrease) in net assets resulting from operations	$ 25,186,185

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2009	2008
Operations: Net investment income	$ 4,466,025	$ 3,389,027
Net realized gain (loss)	2,981,924	8,061,484
Change in net unrealized appreciation (depreciation)	17,738,236	(12,111,121)
Net increase (decrease) in net assets resulting from operations	25,186,185	(660,610)
Distributions to shareholders from: Net investment income: Class A	(1,016,462)	(814,037)
Class B	(57,581)	(53,431)
Class C	(139,947)	(107,694)
Class S	(4,054,646)	(2,689,743)
Net realized gains: Class A	(1,575,186)	—
Class B	(138,205)	—
Class C	(297,913)	—
Class S	(5,619,828)	—
Total distributions	(12,899,768)	(3,664,905)
Fund share transactions: Proceeds from shares sold	62,674,870	52,281,680
Reinvestment of distributions	11,475,152	3,122,264
Cost of shares redeemed	(57,531,836)	(34,934,550)
Redemption fees	5,480	2,998
Net increase (decrease) in net assets from Fund share transactions	16,623,666	20,472,392
Increase (decrease) in net assets	28,910,083	16,146,877
Net assets at beginning of period	146,495,273	130,348,396
Net assets at end of period (including undistributed net investment income of $2,437,774 and $7,809,456, respectively)	$ 175,405,356	$ 146,495,273

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.72	$ 9.97	$ 9.67	$ 10.01	$ 10.35
Income (loss) from investment operations: Net investment income[a]	.25	.23	.22	.21	.17
Net realized and unrealized gain (loss)	1.36	(.23)	.33	.24	(.05)
Total from investment operations	1.61	(.00)*	.55	.45	.12
Less distributions from: Net investment income	(.30)	(.25)	(.25)	(.79)	(.46)
Net realized gains	(.48)	—	—	—	—
Total distributions	(.78)	(.25)	(.25)	(.79)	(.46)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.55	$ 9.72	$ 9.97	$ 9.67	$ 10.01
Total Return (%)[b]	17.47	(.07)[c]	5.92[c]	4.71[c]	.92[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	32	29	31	34
Ratio of expenses before expense reductions (%)	1.21	1.43	1.60	1.66	1.51
Ratio of expenses after expense reductions (%)	1.21	1.27	1.40	1.41	1.33
Ratio of net investment income (%)	2.53	2.27	2.25	2.12	1.68
Portfolio turnover rate (%)	163	146	237	183	224

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.72	$ 9.97	$ 9.67	$ 10.01	$ 10.35
Income (loss) from investment operations: Net investment income[a]	.17	.15	.14	.13	.09
Net realized and unrealized gain (loss)	1.38	(.23)	.33	.24	(.06)
Total from investment operations	1.55	(.08)	.47	.37	.03
Less distributions from: Net investment income	(.23)	(.17)	(.17)	(.71)	(.37)
Net realized gains	(.48)	—	—	—	—
Total distributions	(.71)	(.17)	(.17)	(.71)	(.37)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.56	$ 9.72	$ 9.97	$ 9.67	$ 10.01
Total Return (%)[b,c]	16.56	(.72)	4.96	3.93	.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	2	2	4
Ratio of expenses before expense reductions (%)	2.06	2.24	2.38	2.88	2.49
Ratio of expenses after expense reductions (%)	2.01	2.02	2.15	2.23	2.18
Ratio of net investment income (%)	1.73	1.52	1.50	1.30	.83
Portfolio turnover rate (%)	163	146	237	183	224

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.72	$ 9.97	$ 9.66	$ 10.00	$ 10.35
Income (loss) from investment operations: Net investment income[a]	.18	.15	.15	.13	.09
Net realized and unrealized gain (loss)	1.36	(.23)	.33	.24	(.07)
Total from investment operations	1.54	(.08)	.48	.37	.02
Less distributions from: Net investment income	(.23)	(.17)	(.17)	(.71)	(.37)
Net realized gains	(.48)	—	—	—	—
Total distributions	(.71)	(.17)	(.17)	(.71)	(.37)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.55	$ 9.72	$ 9.97	$ 9.66	$ 10.00
Total Return (%)[b]	16.60	(.82)[c]	5.08[c]	3.94[c]	(.04)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	6	4	3	4
Ratio of expenses before expense reductions (%)	1.95	2.15	2.35	2.51	2.30
Ratio of expenses after expense reductions (%)	1.95	2.02	2.14	2.22	2.17
Ratio of net investment income (%)	1.79	1.52	1.51	1.31	.84
Portfolio turnover rate (%)	163	146	237	183	224

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class S Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.71	$ 9.96	$ 9.66	$ 10.00	$ 10.35
Income (loss) from investment operations: Net investment income[a]	.28	.26	.24	.23	.20
Net realized and unrealized gain (loss)	1.37	(.23)	.34	.25	(.06)
Total from investment operations	1.65	.03	.58	.48	.14
Less distributions from: Net investment income	(.33)	(.28)	(.28)	(.82)	(.49)
Net realized gains	(.48)	—	—	—	—
Total distributions	(.81)	(.28)	(.28)	(.82)	(.49)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.55	$ 9.71	$ 9.96	$ 9.66	$ 10.00
Total Return (%)	17.90	.17[b]	6.09[b]	5.11[b]	1.16[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	128	105	95	108	115
Ratio of expenses before expense reductions (%)	.91	1.17	1.33	1.41	1.22
Ratio of expenses after expense reductions (%)	.91	1.02	1.15	1.16	1.08
Ratio of net investment income (%)	2.83	2.52	2.50	2.37	1.93
Portfolio turnover rate (%)	163	146	237	183	224
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Bond Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts as a hedge against anticipated interest rate or currency market changes, and for duration management.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of an underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open future contracts as of October 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2009, the Fund invested in futures contracts with a total value ranging from approximately $0 to $61,618,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also engages in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2009, the Fund invested in forward currency contracts with a total value ranging from approximately $18,052,000 to $50,110,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$ (58,287)	$ —	$ (58,287)
Foreign Exchange Contracts (b)	(16,309)	136,534	120,225
	$ (74,596)	$ 136,534	$ 61,938

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized depreciation on futures. Asset of Receivable for daily variation margin on open futures contracts reflects unsettled variation margin.

(b) Unrealized appreciation on futures and forward foreign currency exchange contracts, respectively.

Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ (155,486)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$ (270,785)	$ —	$ (270,785)
Foreign Exchange Contracts (b)	219,628	(96,300)	123,328
	$ (51,157)	$ (96,300)	$ (147,457)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

(b) Net realized gain (loss) from futures and foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions), respectively.

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$ (58,287)	$ —	$ (58,287)
Foreign Currency Contracts (b)	(16,309)	(2,002,304)	(2,018,613)
	$ (74,596)	$ (2,002,304)	$ (2,076,900)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in unrealized depreciation from futures

(b) Change in net unrealized depreciation on futures and foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions), respectively.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 2,418,821
Unrealized appreciation (depreciation) on investments	$ 10,966,025

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2009	2008
Distributions from ordinary income*	$ 12,899,768	$ 3,664,905

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended October 31, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $183,178,852 and $164,866,909, respectively. Purchases and sales of US Treasury obligations aggregated $67,564,133 and $86,770,235, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegated such responsibility to the Fund's subadvisor through November 30, 2008.

Prior to December 1, 2008, pursuant to a written contract with the Advisor, Aberdeen Asset Management Investment Services Limited ("AAMISL") a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, served as the subadvisor to the Fund. AAMISL was paid for its services by the Advisor from its fee as investment Advisor to the Fund. The Fund's Board approved the termination of AAMISL as the Fund's subadvisor. Effective December 1, 2008, the Advisor assumed all day-to-day advisory responsibilities for the Fund that were previously delegated to AAMISL.

Prior to December 1, 2008, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $2.5 billion of the Fund's average daily net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

Effective December 1, 2008, under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate of 0.41% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period November 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.26%
Class B	2.01%
Class C	2.01%
Class S	1.01%

For the period from October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of Class B at 1.99%.

Accordingly, for the year ended October 31, 2009, the management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.43% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2009, the Administration Fee was $164,429, of which $14,754 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2009
Class A	$ 66,170	$ —	$ 10,493
Class B	7,114	1,181	1,382
Class C	8,842	—	1,350
Class S	138,870	—	23,236
	$ 220,996	$ 1,181	$ 36,461

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2009
Class B	$ 19,262	$ 1,301
Class C	45,744	4,098
	$ 65,006	$ 5,399

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2009	Annual Effective Rate
Class A	$ 80,418	$ 13,221.24%
Class B	6,287	840.24%
Class C	15,192	2,408.25%
	$ 101,897	$ 16,469

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2009, aggregated $7,088.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2009, the CDSC for Class B and Class C shares was $6,664 and $5,430, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,061, of which $8,214 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,335,164	$ 13,501,210	1,622,285	$ 16,570,293
Class B	86,825	881,743	292,088	3,008,991
Class C	311,761	3,183,576	524,357	5,377,503
Class S	4,495,422	45,108,341	2,695,681	27,324,893
		$ 62,674,870		$ 52,281,680
Shares issued to shareholders in reinvestment of distributions
Class A	228,100	$ 2,213,589	66,185	$ 672,292
Class B	17,346	167,752	4,559	46,378
Class C	28,624	277,172	6,512	66,177
Class S	909,238	8,816,639	230,507	2,337,417
		$ 11,475,152		$ 3,122,264
Shares redeemed
Class A	(1,219,171)	$ (11,925,256)	(1,315,770)	$ (13,379,269)
Class B	(184,358)	(1,818,477)	(192,594)	(1,959,625)
Class C	(351,596)	(3,461,489)	(292,906)	(2,959,044)
Class S	(4,109,569)	(40,326,614)	(1,643,905)	(16,636,612)
		$ (57,531,836)		$ (34,934,550)
Redemption fees		$ 5,480		$ 2,998
Net increase (decrease)
Class A	344,093	$ 3,792,780	372,700	$ 3,865,646
Class B	(80,187)	(768,982)	104,053	1,095,911
Class C	(11,211)	(738)	237,963	2,484,734
Class S	1,295,091	13,600,606	1,282,283	13,026,101
		$ 16,623,666		$ 20,472,392

G. Review for Subsequent Events

Management has reviewed the events and transactions from November 1, 2009 through December 21, 2009, the date the financial statements were available to be issued for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and Shareholders of DWS Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Bond Fund (the "Fund") at October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 6% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that DWS agreed to reduce the Fund's contractual management fee effective December 1, 2008. The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including Independent Directors) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of October 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)

		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006

Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present

Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present

Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Effective November 18, 2009, Mr. Schwarzer resigned from the Board. The mailing address of Mr. Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer was an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer received no compensation from the fund.

5 Executive title, not a board directorship.

6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

8 Address: 345 Park Avenue, New York, New York 10154.

9 Address: One Beacon Street, Boston, MA 02108.

10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZGAX	SZGBX	SZGCX	SSTGX
CUSIP Number	233379 866	233379 858	233379 841	233379 825
Fund Number	461	661	761	2061

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2009, DWS Global Bond Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL BOND FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$77,200	$0	$0	$0
2008	$80,104	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$0	$0
2008	$0	$19,000	$600,000	$619,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2009